                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report (Date of earliest event report) March 31, 2004.


                     ROYAL BANCSHARES OF PENNSYLVANIA, INC.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)


                                  PENNSYLVANIA
                                  ------------
                 (State or Other Jurisdiction of Incorporation)



        0-26366                                        23-2812193
       --------                                    ------------------
(Commission File Number)                   (IRS Employer Identification Number)



732 Montgomery Avenue, Narberth, Pennsylvania             19072
---------------------------------------------             ------
 (Address of Principal Executive Office)               (Zip Code)

                                  610-668-4700
                                  ------------
                (Issuer's telephone number, including area code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Change Since Last Report)


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Item 5. Other Events

Royal Bancshares of Pennsylvania, Inc. announced net income for three months ended March 31, 2004 and the declaration of a cash dividend as detailed in the attached Press Release as Exhibit 99.7.


Item 7. Financial Statement and Exhibits.

        (c.)  Exhibits


              Exhibit Number           Description of Document
              --------------           -----------------------
              99.7                     Press Release dated April 23, 2004.


                                   SIGNATURES
                                   ----------

                      ROYAL BANCSHARES OF PENNSYLVANIA, INC
                      -------------------------------------



Dated: April 23, 2004                                /s/ Jeffrey T. Hanuscin
                                                     -----------------------
                                                     Jeffrey T. Hanuscin
                                                     Chief Financial Officer.